CONSOLIDATED STATEMENTS OF OPERATIONS (Parenthetical) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
CONSOLIDATED STATEMENTS OF OPERATIONS
Services revenue and connection fees, related party	$ 13,481	$ 52,257	$ 72,149
Cost of services, excluding depreciation and amortization, related party	15,878	43,620	50,389
General and administrative expenses, related party	62,717	83,305	66,677
Sales and marketing expenses, related party	83,183	135,622	127,106
Other operating expenses, related party	538	9,796	12,207
Interest income, related party	19,079	21,640	53,940
Interest expense, net of capitalized interest, related party	423	608	3,613
Impairment of investments, related party			$ 349,370